UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009

Lorillard, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
714 Green Valley Road
Greensboro, North Carolina 24708-7018
(Address of principal executive offices, including zip code)
(336) 335-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.
On July 27, 2009, Lorillard, Inc. issued a press release providing information on its results of operations for the three and six months ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”).
Item 8.01. Other Items.
On July 27, 2009, Lorillard, Inc. issued a press release regarding an additional share repurchase program. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.
The information disclosed under Items 2.02 and 8.01 of this Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release regarding results of operations for the three and six months ended June 30, 2009 dated July 27, 2009.

99.2	Press release regarding additional share repurchase program dated July 27, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC. (Registrant)
By:	/s/ David H. Taylor
David H. Taylor
Executive Vice President, Finance and Planning and Chief Financial Officer

Dated: July 27, 2009